This is filed pursuant to Rule 497(e)
Alliance Capital Reserves 2-61564 and 811-02835


      Purchases


      By Sweep. Your brokerage account will be coded to sweep cash balances into shares of the Fund. There is a $500 minimum initial investment for the Fund. If your brokerage account is established as an AssetMaster(SM) Account, this initial minimum is waived. Free credit balances arising in your brokerage account from check deposits, dividend payments, interest payments and other credits will be invested in the Fund on the business day after posting. Free credit balances arising from the sale of securities will be invested into the Fund on the business day following settlement. Sufficient monies to pay for security purchases which have not yet settled will be held back and not invested in the Fund (except in the case of AssetMaster(SM) Accounts).


      By Check. Mail or deliver your check payable to Harrisdirect who will deposit it into your brokerage account. Please indicate your account number on the check.

      Redemptions

      By Check. Available through your brokerage account is the option to receive a Harrisdirect Brokerage Checking checkbook or upgrade your brokerage account to an AssetMaster(SM) Account with checkwriting. Either checkwriting service selected enables you to receive the daily dividends declared on the Fund shares to be redeemed until the day that your check is presented for payment. You should contact Harrisdirect to request Harrisdirect Brokerage Checking or an AssetMaster(SM) Account upgrade; certain fees and balance requirements may apply.

      By Sweep. A sufficient number of shares will be redeemed automatically on settlement date to pay for all securities transactions. A sufficient number of shares will also be redeemed to satisfy any withdrawals or debits posted to the brokerage account.

--------------------------------------------------------------------------------
Table Of Contents
-----------------

RISK/RETURN SUMMARY.........................................................   2
FEES AND EXPENSES OF THE FUND...............................................   3
OTHER INFORMATION ABOUT THE FUND'S
OBJECTIVES, STRATEGIES, AND RISKS...........................................   3
   Investment Objectives And Strategies.....................................   3
   Risk Considerations......................................................   4
MANAGEMENT OF THE FUND......................................................   4
HOW THE FUND VALUES ITS SHARES..............................................   5
DIVIDENDS, DISTRIBUTIONS, AND TAXES.........................................   5
DISTRIBUTION ARRANGEMENTS...................................................   6
GENERAL INFORMATION.........................................................   6
FINANCIAL HIGHLIGHTS........................................................   7
--------------------------------------------------------------------------------
                                                                 HIS-ALIPRO-1101

Alliance
Capital
Reserves


Prospectus
November 1, 2001


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

      Objectives: The investment objectives of the Fund are--in the following order of priority--safety of principal, liquidity, and maximum current income to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund pursues its objectives by investing in a portfolio of high-quality, U.S.
dollar-denominated money market securities.

      The Fund invests primarily in the following money market securities:

      o Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, high-quality securities of corporate issuers, adjustable rate obligations, asset-backed securities and repurchase agreements.

      Principal Risks: The principal risks of investing in the Fund are:

      o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in debt securities.

      o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Fund's investments will have its credit ratings downgraded.

      Another important thing for you to note:

      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

      PERFORMANCE AND BAR CHART INFORMATION

      The performance table shows the Fund's average annual total returns and the bar chart shows the Fund's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in the Fund by showing:

      o the Fund's average annual total returns for 1, 5, and 10 years; and

      o changes in the Fund's performance from year to year over 10 years.

      The Fund's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for the Fund by calling (800) 221-9513 or your intermediary.

ALLIANCE CAPITAL RESERVES (ACR)

                                PERFORMANCE TABLE

                         1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
                         5.60%       4.81%      4.39%
--------------------------------------------------------------------------------

                                    BAR CHART

5.62%   3.34%   2.46%   3.33%   5.14%   4.58%   4.77%   4.71%   4.40%   5.60%
--------------------------------------------------------------------------------
 91      92      93      94      95      96      97      98      99      00
                                                               Calendar Year End

      Through September 30, 2001, the year to date unannualized return for the Fund was 2.92%. During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ending March 31, 1991) and the lowest return for a quarter was 0.60% (quarter ending September 30, 1993).

--------------------------------------------------------------------------------
                          FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)--None
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees.................................................................    .46%
Distribution (12b-1) Fees.......................................................    .25%
Other Expenses..................................................................    .29%
                                                                                   -----
Total Operating Expenses........................................................    1.00%
  Waiver and/or Expense Reimbursement...........................................    (.00)%
                                                                                   -----
Net Expenses....................................................................    1.00%
                                                                                   =====

EXAMPLES*

      The examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Fund's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

1 Year.................................................................   $  102
3 Years................................................................   $  318
5 Years................................................................   $  552
10 Years...............................................................   $1,225

--------------------------------------------------------------------------------
      OTHER INFORMATION ABOUT THE FUND'S OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the Prospectus provides a more complete description of the investment objectives, principal strategies and risks of the Fund.

      Please note:

      o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

      o There can be no assurance that the Fund will achieve its investment objectives.

      o Except as noted, the Fund's investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

      The investment objectives of the Fund is safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income. The investment objectives of the Fund are fundamental.

      As a money market fund, the Fund must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Fund's investments. Under that Rule, the Fund's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for the Fund. In addition, the Fund must maintain an average weighted maturity that does not exceed 90 days.

      As a fundamental policy, the Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. The Fund's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and have total assets of more than $1 billion, or (ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of more than $1 billion;

      o high-quality commercial paper (or, if not rated, determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      As a matter of fundamental policy, the Fund does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances, and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

Risk Considerations

      The Fund's principal risks are interest rate risk, credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk.

      The Fund's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign entities are subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation, or confiscatory taxation, political changes, or diplomatic developments that could adversely affect the Fund's investments.

      The Fund may invest up to 10% of its net assets in illiquid securities, including illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Fund may be unable to sell the security due to legal or contractual restrictions on resale.

      The Fund also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

      The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which more than $176 billion represented assets of investment companies). As of June 30, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 141 separate investment portfolios, currently have more than 7.0 million shareholder accounts.

      Under its Advisory Agreement with the Fund, Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid Alliance, for the fiscal year ended June 30, 2001, .46% as a percentage of average daily net assets.

      The Fund pays Alliance a fee (subject to waiver or reimbursement) at an annualized rate of .50 of 1% of the first $1.25 billion of the average daily net value of its net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily value of its net assets in excess of $3 billion.

      Pursuant to the Advisory Agreement, unless changed by a vote of the Fund's shareholders, the Adviser will reimburse the Fund to the extent that the Fund's aggregate operating expenses exceed 1% of its average daily net assets for any fiscal year.

      Alliance makes significant payments from its own resources, which may include the management fees paid by the Fund, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of the Fund's shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

--------------------------------------------------------------------------------
                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

      The Fund's net asset value, or NAV, which is the price at which shares of the Fund are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Fund business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

      To calculate NAV, the Fund's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Other

      The Fund has two transaction times each Fund business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 Noon, Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      The Fund offers a variety of shareholder services. For more information about these services, telephone AGIS at (800) 221-5672.

      A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS, AND TAXES
--------------------------------------------------------------------------------

      The Fund's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Fund expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. The Fund's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income.

      Distributions of long-term capital gains, if any, generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

      Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all of their distributions for the year.

      Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      The Fund has adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees in connection with the distribution of their shares. The Fund pays these fees in the amount of 0.25% as a percent of aggregate average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

      During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Intermediaries may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants for the fiscal years ended June 30, 2001 and June 30, 2000 and by other independent accountants for years prior to June 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Fund's Annual Reports, which are available upon request.

                                                                                   Year Ended June 30
                                                       ===========================================================================
                                                          2001            2000            1999            1998            1997
                                                       ===========     ===========     ===========     ===========     ===========
Net asset value, beginning of period ...............   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Income from Investment Operations
Net investment income ..............................          .051            .049            .043            .047            .045
                                                       -----------     -----------     -----------     -----------     -----------
Less: Dividends
Dividends from net investment income ...............         (.051)          (.049)          (.043)          (.047)          (.045)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period .....................   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========
Total Return
Total investment return based on net asset value (a)          5.18%           4.97%           4.40%           4.83%           4.63%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $    13,405     $    10,182     $    10,278     $     8,015     $     5,733
Ratio of expenses to average net assets ............          1.00%           1.00%            .99%           1.00%           1.00%
Net investment income ..............................          4.99%           4.88%           4.29%           4.71%           4.53%

-------------------------------------------------------------------------------

(a) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

For more information about the Fund, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

o Statement of Additional Information (SAI)

The Fund has an SAI, which contain more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request free copies of current annual/semi-annual reports or the SAI, or make inquires concerning the Fund, by contacting your intermediary, or by contacting Alliance:

By mail:      c/o Alliance Global Investor Services, Inc.
              P.O. Box 1520
              Secaucus, New Jersey 07096

By phone:     For Information and Literature:
              (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at (202) 942-8090 for information on the operation on the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@ sec.gov, or by writing the Commission's Public Reference Section, Wash., DC 20549-0102.

On the Internet: www.sec.gov

You may also find more information about Allliance and the Fund on the Internet at: www.alliancecapital.com.

--------------------------------------------------------------------------------
Privacy Notice (This information is not part of the Prospectus.)

      Alliance, the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources:(1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

      It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
--------------------------------------------------------------------------------



File Nos. 811-2835 (ACR); 811-2888 (AGR); 811-3586 (AMT)